UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15 (d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): March 8, 2006 (March 7, 2006)


                           Hughes Communications, Inc.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                         000-51784                  13-3871202
(State or Other             (Commission File Number)          (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)

        11717 Exploration Lane                                       20876
         Germantown, Maryland                                      (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (301) 428-5500

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     Effective as of March 7, 2006, the Board of Directors of Hughes Communications, Inc. (the "Company") elected Stephen Clark as a new director. Mr. Clark will serve until the next annual meeting of the stockholders of the Company. Mr. Clark will serve on the Audit and Compensation Committees of the Board of Directors. There was no arrangement or understanding between Mr. Clark and any other persons pursuant to which Mr. Clark was selected as a director and there are no related party transactions between Mr. Clark and the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Hughes Communications, Inc.


Date:    March 8, 2006                      By: /s/ Dean A. Manson
                                                --------------------------------
                                                Name:  Dean A. Manson
                                                Title: Vice President, General
                                                       Counsel and Secretary